BLACKROCK WORLD INCOME FUND, INC. (the “Fund”)

SUPPLEMENT DATED SEPTEMBER 12, 2008
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Effective September 12, 2008, the Fund’s Prospectus and Statement of Additional Information is amended as set forth below.

The section entitled “Details About the Fund—How the Fund Invests” beginning on page 8 of the Fund’s current Prospectus is amended by adding the following paragraph to the subsection “Outlined below are the main strategies the Fund uses in seeking to achieve its investment objective”:

The Fund may invest in corporate loans. Corporate loans are direct obligations of U.S. or foreign corporations that are purchased by the Fund in the secondary market.

The section entitled “Details About the Fund—Investment Risks” beginning on page 10 of the Fund’s current Prospectus is amended by adding the following paragraphs:

Corporate Loans — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Page II-2 to the Fund’s Statement of Additional Information is amended by adding the Fund as a “Covered Fund” to the table with respect to Corporate Loans, as shown below.

World Income
Corporate Loans	X

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